================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                November 24, 1997

                              SERVICE EXPERTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                      001-13037                    62-1639453
----------------              ----------------             -----------------
(State or Other               (Commission File             (I.R.S. Employer
 Jurisdiction of              Number)                      Identification
 Incorporation)                                            Number)

                               111 Westwood Place
                                    Suite 420
                           Brentwood, Tennessee 37027
                --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (615) 371-9990
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

ITEM 5.          OTHER EVENTS

        Service Experts, Inc., a Delaware corporation (the "Company"), is filing this Current Report on Form 8-K to announce its financial results for the month of October 1997. These consolidated results reflect the operations of the Company following consummation of business combinations with Hawk Heating & Air Conditioning, Inc., TML, Inc. and MT Partnership, Parrott Mechanical, Inc. and McAlister Heat & Air, Inc., which were completed on September 30, 1997 and were accounted for as poolings of interests, as well as other business combinations completed during October 1997 that were accounted for using the purchase method of accounting.

        For the month of October 1997, the Company's consolidated net revenues were $24,896,881 and its consolidated net income was $1,484,011, or $0.10 per share. Weighted average common and common equivalent shares outstanding for the month were 15,302,965 shares.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 24, 1997


                                SERVICE EXPERTS


                                By:  /s/ Anthony Schofield
                                     -----------------------------
                                         Chief Financial Officer,
                                         Secretary and Treasurer















                                    - 3 -